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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) JANUARY 3, 2002
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                       INMEDICA DEVELOPMENT CORPORATION
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              (Exact name of registrant as specified in charter)


            Utah                    0-12968                 87-0397815
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(State or other juris-          (Commission                (IRS Employer
diction of incorporation)       File Number)            Identification No.)


                          825 N. 300 West, Suite N132
                          Salt Lake City, Utah 84103
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                   (Address of principal executive offices)

Registrant's telephone number, including area code: (801) 521-9300
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ITEM 4.        CHANGES IN REGISTRANT CERTIFIED ACCOUNTANT

      On January 3, 2002, InMedica Development Corporation ("the Company") engaged Deloitte & Touche as independent accountants to audit the Company's December 31, 2001 financial statements. The former accountants, Arthur Andersen LLP, were notified of their dismissal on January 4, 2002. The change was approved by the Company's board of directors.

      There have been no disagreements with the former independent accountants, Arthur Andersen LLP, on any matter of accounting principles, practice, financial statement disclosure or auditing scope or procedure nor have there been any reportable events relating to the former accountants' advice. The letter of Arthur Andersen LLP to the Commission is filed herewith as an exhibit.

Item 7.        EXHIBITS.

Exhibit 99.1

      A copy of the former independent accountants' letter to the Commission is filed as an Exhibit to this report.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INMEDICA DEVELOPMENT CORPORATION
                                    (Registrant)



                                    By: /s/Richard Bruggeman
                                        -----------------------------
                                        Richard Bruggeman, CFO

DATED:  January 7, 2002

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